                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                              --------------------------

                                       FORM 8-K

                                    CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 22, 1997
-------------------------------------------------------------


                   NYLIFE STRUCTURED ASSET MANAGEMENT COMPANY LTD.
                   -----------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            TEXAS                  33-43870                    13-3641944
            -----                  --------                    ----------

(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                 Identification
                                                               Number)


     51 Madison Avenue, Room 1700, New York, New York          10010
     ------------------------------------------------          -----
      (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (212) 576-6456
                                                   --------------

ITEM 5 - OTHER

On May 22, 1997, NYLIFE Structured Asset Management Company Ltd. ("SAMCO") received a letter of credit ("LC") in the aggregate amount of $85,000,000 from The Chase Manhattan Bank. The LC was provided to SAMCO in accordance with the provisions of the Consent, Assignment, Assumption, Amendment and Modification Agreement dated December 30, 1996 (the "Agreement") by and between SAMCO, Westinghouse Electric Corporation, WestSec, Inc. and Westar Capital, Inc.

In addition, SAMCO and WestSec Inc. entered into a letter agreement dated May 21, 1997 memorializing certain collateral agreements and understandings related to the LC.

ITEM 7 - FINANCIAL STATEMENT, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

              1. Letter of Credit No. P-271117 dated May 22, 1997 issued by The Chase Manhattan Bank (NYLIFE Structured Asset Management Company Ltd. as Beneficiary and WestSec, Inc. as Applicant).

              2. Letter agreement dated May 21, 1997 between NYLIFE Structured Asset Management Company Ltd. and WestSec, Inc. relating to Letter of Credit No. P-271117 dated May 22, 1997.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           NYLIFE Structured Asset Management Company Ltd

Date: June 5, 1997

                                       By: /s/ Kevin M. Micucci
                                       ----------------------------------------
                                              Kevin M. Micucci
                                            President (Principal Executive,
                                            Financial and Accounting Officer)


                                          2